THE FBR FUNDS

FBR Technology Fund

Supplement Dated February 28, 2008, Effective Until April 30, 2008,
to the Prospectus dated February 28, 2008

IMPORTANT NOTICE REGARDING CHANGE IN NAME

The Board of Trustees of the Fund has recently voted to change the name of the FBR Large Cap Technology Fund to the FBR Technology Fund, effective May 1, 2008. The Fund’s investment objective and investment strategy will remain the same. All references to FBR Technology Fund should be deemed to be FBR Large Cap Technology Fund until April 30, 2008.